Severance and Other Exit Costs	12 Months Ended
Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Severance and Other Exit Costs

15. Severance and Other Exit Costs

In connection with acquisitions, the Company may evaluate its data center, sales and marketing, support and engineering operations and the general and administrative function in an effort to eliminate redundant costs. As a result, the Company may incur charges for employee severance, exiting facilities and restructuring data center commitments and other related costs.

During the year ended December 31, 2014, the Company implemented plans to further integrate and consolidate its data center, support and engineering operations, resulting in severance and facility exit costs. The severance charges were associated with eliminating approximately 90 positions across primarily support, engineering operations and sales and marketing. The Company incurred severance costs of $2.3 million in the year ended December 31, 2014 related to these restructuring activities. The employee-related charges associated with these restructurings were completed during the year ended December 31, 2014. As of December 31, 2015, the Company did not have any remaining accrued employee-severance related to these severance costs.

The Company had incurred facility costs associated with closing offices in Redwood City, California and Englewood, Colorado. At the time of closing these offices, the Company had remaining lease obligations of approximately $3.0 million for these vacated facilities through March 31, 2018. The Company recorded a facilities charge for these future lease payments, less expected sublease income, of $2.1 million during the year ended December 31, 2014. During the year ended December 31, 2015, the Company recorded an adjustment of $0.6 million as a result of entering an agreement for an early buyout of the lease agreement for the Englewood, Colorado facility.

The following table provides a summary of the activity for the year ended December 31, 2015 related to the Company’s facilities exit costs accrual:

Facilities
(in thousands)
Balance at December 31, 2014	$1,855
Cash paid	(911)
Sublease income	104
Adjustments	(569)

Balance at December 31, 2015	$479

During the year ended December 31, 2015, the Company implemented plans to enhance operational efficiencies across the business, resulting in severance costs (the “2015 Restructuring Plan”). The severance charges were associated with eliminating approximately 67 positions across the business. The Company incurred severance costs of $2.1 million during the year ended December 31, 2015 related to these restructuring activities. The Company completed employee-related charges associated with these restructurings during the year ended December 31, 2015. The Company has paid $0.9 million of severance costs during the year ended December 31, 2015 and accrued a severance liability of $1.2 million as of December 31, 2015. The Company expects payments to be completed during the year ended December 31, 2016 related to the 2015 Restructuring Plan.

The following table provides a summary of the activity for the year ended December 31, 2015 related to the Company’s 2015 Restructuring Plan severance accrual:

2015 Plan Employee Severance
(in thousands)
Balance at December 31, 2014	$—
Severance charges	2,058
Cash paid	(857)

Balance at December 31, 2015	$1,201

The following table presents severance charges recorded in the consolidated statement of operations and comprehensive loss for the periods presented:

	For the Year Ended December 31,
	2014	2015
	(in thousands)
Cost of revenue	$517	$524
Sales and marketing	301	555
Engineering and development	960	636
General and administrative	542	343

Total severance charges	$2,320	$2,058